THE USA PLAN

AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds M P & Q

Supplement Dated March 6, 2012

This supplement updates and amends certain information contained in your current variable annuity prospectus and supplements thereto. Please read it carefully and keep it with your product prospectus for future reference.

IMPORTANT INFORMATION REGARDING THE
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

On January 31, 2012, the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. approved a proposal to liquidate and terminate the AllianceBernstein Money Market Portfolio. It is expected that the liquidation will take place on or shortly after April 27, 2012 (the “Liquidation Date”).

Voluntary Transfers Before the Liquidation Date. Any time prior to the Liquidation Date you may transfer amounts that you have allocated to the Sub-Account that invests in the AllianceBernstein Money Market Portfolio to any other available investment option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting the ING Customer Service Center at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050. See also the “Transfers Between Sub-Accounts” section on page 22 of your Contract prospectus for further information about making Fund allocation changes.

Automatic Reallocation Upon Liquidation. After the Liquidation Date and our receipt of the proceeds from the liquidation and termination of the AllianceBernstein Money Market Portfolio, amounts that were allocated to the Sub-Account that invested in this portfolio will be automatically reallocated to the Sub-Account that invests in Class I shares of the ING Money Market Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Future Allocations. After the Liquidation Date, the Sub-Account that invested in the AllianceBernstein Money Market Portfolio will be no longer available through your Contract. Any future allocations directed to the Sub-Account that invested in this portfolio will be automatically allocated to the Sub-Account that invests in Class I shares of the ING Money Market Portfolio.

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Information about the ING Money Market Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objective of the ING Money Market Portfolio.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Money Market Portfolio (Class I) * *There is no guarantee that the ING Money Market Subaccount will have a positive or level return.	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co. LLC	Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

There will be no further disclosure regarding the AllianceBernstein Money Market Portfolio in future supplements to the prospectus.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5033
Minot, ND 58702-5033
1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

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